RYDEX SERIES FUNDS

RYDEX DYNAMIC FUNDS

Supplement dated December 13, 2012

to each currently effective A-Class Shares Statutory Prospectus

This supplement provides new and additional information beyond that contained in the Statutory Prospectuses listed above (collectively, the “Prospectuses”) listed above and should be read in conjunction with the Prospectuses.

A-Class Shares Offering Arrangement between Guggenheim Investments and Fidelity Investments

Effective immediately, the section entitled “Compensation to Dealers” under “Distribution and Shareholder Services” is replaced in its entirety by the paragraph below.

COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. Such compensation, commonly referred to as “revenue sharing,” does not increase Fund expenses and is not reflected in the fees and expenses listed in the Fund expense tables in this Prospectus. Compensation may be in the form of cash payments or non-cash compensation and may include ticket charges, additional compensation for sales, on-going fees for shareholder servicing and maintenance of investor accounts, one-time payments for ancillary services, such as setting up Funds on a financial intermediary’s fund trading system, and finder’s fees that vary depending on the Fund or share class and the dollar amount of shares sold. Cash and non-cash compensation may be paid, at the discretion of the Advisor, to certain financial intermediaries who have sold shares of the Funds, promoted the distribution of the Funds, or rendered investor services to Fund shareholders. For example, such payments may be made to financial intermediaries that provide services to the Funds and/or Fund shareholders, including, without limitation, shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the financial intermediaries. Payments also may be paid to financial intermediaries for providing the Funds with access to third-party platforms, including mutual fund “supermarket” platforms, and for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the financial intermediary provides services to fund shareholders. The Advisor also may pay expenses associated with meetings that facilitate educating financial intermediaries and shareholders about the Funds that are conducted by financial intermediaries. To the extent permitted by applicable law, the Advisor and its affiliates may pay or allow other incentives and compensation to financial intermediaries. Such payments and compensation are in addition to any applicable sales charges, Rule 12b-1 distribution fees, and service fees paid by a Fund. The level of payments made to financial intermediaries will generally vary, but may be significant. The Advisor determines the extent of such payments in its sole discretion in response to requests from financial intermediaries, based on factors it deems relevant, such as the financial intermediary’s sales, assets, share class utilized, and the quality of the financial intermediary’s relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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